UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) April 16, 2012

TELLABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Tellabs Center 1415 W. Diehl Road Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 798-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Tellabs, Inc. (“Tellabs”) named Andrew B. Szafran as Executive Vice President and Chief Financial Officer effective April 16, 2012.

Mr. Szafran, 45, has served as Senior Vice President and CFO at APAC Customer Services since 2008. Previously, Mr. Szafran served as Vice President and CFO for Communications Supply Corp., Senior Vice President-Finance for Alliant Foodservice (now U.S. Foodservice) and started his career at Chemical Banking Corporation (now JP Morgan Chase & Co.). Mr. Szafran holds an MBA in finance and accounting from the University of Chicago, and a bachelor’s degree in government and international relations from Cornell University.

A copy of the press release of Tellabs dated April 17, 2012, is furnished herewith as Exhibit 99.1.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Tellabs, Inc., dated April 17, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELLABS, INC. (Registrant)

/s/ Thomas P. Minichiello
Thomas P. Minichiello Vice President of Finance and Chief Accounting Officer (Principal Accounting Officer and duly authorized officer)

April 17, 2012

(Date)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Tellabs, Inc., dated April 17, 2012